UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2021

Commission File Number: 001-36868

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	46-5289499
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On August 20, 2021, Double Brow, LLC (the “Purchaser”), a wholly owned subsidiary of Medicine Man Technologies, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “APA”) with Brow 2, LLC (the “Seller”) and Brian Welsh (the “Seller Owner”), pursuant to which the Purchaser will purchase all of the assets of the Seller that are used in or held for use in or are related to the operation of the Seller’s business of indoor cultivation other than certain expressly excluded assets, and assume post-closing obligations under contracts acquired as part of the Asset Purchase, on the terms and subject to the conditions set forth in the APA (the “Asset Purchase”).

The aggregate purchase price for the Seller’s assets will be $6.7 million payable in cash, subject to adjustment at closing based on Seller’s marijuana plant inventory. The Purchaser has placed into escrow a $400,000 deposit on the purchase price with an escrow agent in anticipation of closing. The Company will hold back $500,000 of the purchase price from the closing payment as collateral for potential claims for indemnification from the Seller and the Seller Owner under the APA. Any portion of the held-back purchase price not used to satisfy indemnification claims, plus 3% interest per annum, will be released to the Seller on the first anniversary of the closing date of the Asset Purchase. In addition, at the closing, the Purchaser will reimburse the Seller for up to $200,000 of the costs incurred by Seller before the closing relating to a construction project at the Seller’s facility.

The APA contains customary representations and warranties, covenants and indemnification provisions for a transaction of this nature, including, without limitation, covenants regarding the operation of the Seller’s business before the closing of the Asset Purchase, and confidentiality and non-solicitation undertakings by the Seller, among others. The APA also contains certain termination rights for each of the Purchaser and the Seller (on its own behalf and on behalf of the Seller Owner), subject to the conditions set forth in the APA, including, without limitation, if the closing of the Asset Purchase has not occurred on or before February 20, 2022.

The closing of the Asset Purchase is subject to other closing conditions customary for a transaction of this nature, including, without limitation, repayment of Seller debt and obtaining licensing approval from the Colorado Marijuana Enforcement Division and local regulatory authorities. The Company expects to fund the cash portion of purchase price of the Asset Purchase from [from cash on hand].

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” All statements contained in this Current Report on Form 8-K other than statements of historical fact, including statements regarding the closing of the Asset Purchase are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “expect,” “plan,” “believe,” “potential,” or the negative of these terms or other comparable terminology, although the absence of these words does not necessarily mean that a statement is not forward-looking. Forward-looking statements are based upon the Company’s current assumptions, expectations and beliefs concerning future developments and their potential effect on the Company and the Asset Purchase. This information may involve known and unknown risks, uncertainties and other factors which may cause actual events, results, performance or achievements to be materially different from the future events, results, performance or achievements expressed or implied by any forward-looking statements. Stockholders and potential investors should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements in this Current Report on Form 8-K are reasonable, the Company cannot assure stockholders and potential investors that these plans, intentions or expectations will be achieved. Factors and risks that may cause or contribute to actual events, results, performance or achievements differing from these forward-looking statements include, but are not limited to, for example, the Company’s ability to consummate the Asset Purchase. Except to the extent required by law, the Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

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Item 7.01. Regulation FD Disclosure.

On August 23, 2021, the Company issued a press release relating to the signing of the APA and the Asset Purchase. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information under Item 7.01 of this Current Report on Form 8-K and the press release attached as Exhibit 99.1 are being furnished by the Company pursuant to Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated August 20, 2021, by and among Double Brow, LLC, Brow 2, LLC and Brian Welsh.*
99.1	Press Release, dated August 23, 2021.

*       Certain exhibits and schedules to the agreement have been omitted pursuant to Instruction 4 to Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Daniel R. Pabon
Date: August 26, 2021		Daniel R. Pabon General Counsel

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